EXHIBIT 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
I, David J.B. Smith, certify that:
     1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Peplin, Inc.; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ DAVID J. B. SMITH
David J. B. Smith,
Chief Financial Officer and Secretary (Principal Financial Officer)

Date: October 28, 2009